July 30, 2010

THE DREYFUS/LAUREL FUNDS, INC.

- DREYFUS SMALL CAP FUND

Supplement to Prospectus

dated March 1, 2010

The following information supersedes and replaces the information contained in the “Note to Investors” in the section of the fund’s Prospectus entitled “Shareholder Guide--Buying and Selling Shares”:

Effective as of the close of business on or about November 30, 2010 (the “Closing Date”), the fund will be closed to new investors, with certain exceptions, as described below.

Investors who do not own shares of the fund as of the Closing Date generally will not be permitted to buy shares of the fund, except that new accounts may be established by:

  Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the fund as an investment option in the plan by the close of business on the Closing Date;
  Wrap programs that established the fund as an investment option under the wrap program by the close of business on the Closing Date;
  Certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the Fund on behalf of their clients since the close of business on the Closing Date; and
  The fund’s primary portfolio managers and fund Board members who do not have existing accounts.

Shareholders of the fund as of the Closing Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts.

Fund shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under group employer retirement plans or wrap fee programs or by certain approved firms on behalf of their high net worth clients that are established by the close of business on the Closing Date may continue to make investments in such accounts.  Financial institutions maintaining omnibus accounts with the fund, other than those described above, will be prohibited from accepting purchase orders from new investors after the Closing Date.  Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date.

The Board reserves the right to open the fund to new investors after the Closing Date or suspend the sale of shares from time to time without further notice or supplement to the prospectus.

                                                                                                            July 30, 2010

THE DREYFUS/LAUREL FUNDS, INC.

-DREYFUS STRATEGIC INCOME FUND

Supplement to Prospectus

dated March 1, 2010

            Effective on or about October 29, 2010 (the “Effective Date”), the fund’s name will be changed to “Dreyfus Opportunistic Fixed Income Fund”.

___________________

            Effective on the Effective Date, the following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary-Investment Objective” and “-Principal Investment Strategy” and “Fund Details-Goal and Approach”:

            The fund seeks to maximize total return through capital appreciation and income.  This objective may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its assets in fixed income securities.  The fund’s portfolio manager utilizes a blend of quantitative and fundamental analysis to construct what he considers to be a “best ideas” fixed income portfolio, seeking to capitalize on the perceived inefficiencies across the full spectrum of the global fixed income market at any given time.

            The fund’s portfolio manager typically allocates the fund’s assets among the following sectors of the fixed income market:

•        below investment grade (high yield) sector

•        U.S. government, investment grade corporate, mortgage and asset-backed sectors

•        foreign debt securities of developed markets sector

•        foreign debt securities of emerging markets sector

            The fund’s portfolio manager normally allocates between 0% and 70% of the fund’s assets in each of these four categories of market sectors.  The mortgage sector includes privately issued mortgage-backed securities, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities, and debt issued by real estate investment trusts (REITs).  The asset-backed sector includes debt securities and securities with debt-like characteristics that are collateralized by home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans, hospital account receivables and other forms of collateral.

___________________

Effective on the Effective Date, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Fund Details-Investment Risks”:

Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

                                                                           July 30, 2010

The Dreyfus/Laurel Funds, Inc.

-Dreyfus Strategic Income Fund

Supplement to Statement of Additional Information (the “SAI”)

dated March 1, 2010

            Effective on or about October 29, 2010 (the “Effective Date”), the Fund’s name will be changed to “Dreyfus Opportunistic Fixed Income Fund”.

______________________________

            Effective on the Effective Date, the following information supplements the section of the Fund’s SAI entitled “Description of the Company and Fund-Investment Restrictions--Non-fundamental”:

            Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities (or other instruments with similar economic characteristics).  The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its policy to so invest 80% of its assets.